The Dreyfus Socially Responsible Growth Fund, Inc.


Investing in large-cap stocks that meet certain financial as well as social criteria



PROSPECTUS May 1, 2000


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.




The Fund

                    The Dreyfus Socially Responsible Growth Fund, Inc.

Contents

The Fund
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Goal/Approach                                                  INSIDE COVER

Main Risks                                                                1

Past Performance                                                          1

Expenses                                                                  2

Management                                                                3

Financial Highlights                                                      4

Account Information
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Account Policies                                                          5

Distributions and Taxes                                                   5

For More Information
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INFORMATION ON THE FUND'S RECENT STRATEGIES AND HOLDINGS CAN BE FOUND IN THE
CURRENT ANNUAL/SEMIANNUAL REPORT. SEE BACK COVER.


Fund shares are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies"). Individuals may not purchase shares directly from, or place sell orders directly with, the fund. The VA contracts and VLI policies are described in the separate prospectuses issued by the participating insurance companies, as to which the fund assumes no responsibility. Conflicts may arise between the interests of VA contract holders and VLI policyholders. The board of directors will monitor events to identify any material conflicts and, if such conflicts arise, determine what action, if any, should be taken.


While the fund's investment objectives and policies may be similar to those of other funds managed by the investment advisers, the fund's investment results may be higher or lower than, and may not be comparable to, those of the other funds.


GOAL/APPROACH



The fund seeks to provide capital growth, with current income as a secondary goal. To pursue these goals, the fund invests primarily in the common stock of companies that, in the opinion of the fund's management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.


The fund's managers use a two-step process to select stocks for the fund. First, NCM Capital Management Group, Inc. analyzes stocks according to traditional financial criteria, generally looking for reasonably priced growth stocks. NCM designates stocks meeting its financial criteria to Dreyfus. Dreyfus then assesses whether a company enhances the quality of life in America by considering its record in the areas of:

* protection and improvement of the environment and the proper use of our natural resources

*    occupational health and safety

*    consumer protection and product purity

*    equal employment opportunity

Consistent with its consumer protection screen, the fund will not purchase shares in a company that manufactures tobacco products. If Dreyfus' assessment does not reveal a negative pattern of conduct in these social areas, the company's stock is eligible for purchase. If Dreyfus determines that a company fails to meet the fund's social criteria, the stock will not be purchased, or if it is already owned, it will be sold as soon as reasonably possible, consistent with the best interests of the fund.




Concepts to understand


SOCIAL SCREENING: Dreyfus uses publicly available information, including reports prepared by "watchdog" groups and governmental agencies, to assist it in the social screening process. Because there are few generally accepted standards for Dreyfus to use in its evaluation, Dreyfus will determine which research tools to use. Dreyfus does not currently examine:

*  corporate activities outside the U.S.

*  nonbusiness activities

* secondary implications of corporate activities (such as the activities of a client or customer of the company being evaluated)







MAIN RISKS


While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of a shareholder's investment in the fund will go up and down, which means that shareholders could lose money.


The fund's socially responsible investment criteria may limit the number of investment opportunities available to the fund, and as a result, the fund may produce more modest gains than funds that are not subject to such special investment considerations.

To the extent the fund invests in midsize and small companies, the fund may carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established companies.


Under adverse market conditions, the fund could invest some or all of its assets in certain fixed-income and money market securities of eligible companies and domestic banks. Although the fund would do this to avoid losses, it could reduce the benefit from any upswing in the market. During such periods, the fund may not achieve its primary investment objective.

The fund may write (sell) covered call option contracts to hedge the fund's portfolio and increase returns. There is the risk that such transactions sometimes may reduce returns or increase volatility. At times, the fund may engage in short-term trading, which could produce higher brokerage costs.



What the fund is -- and isn't


The fund is a mutual fund: a pooled investment that is professionally managed and gives shareholders the opportunity to participate in financial markets. It strives to reach its stated goals, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. Shareholders could lose money in the fund, but shareholders also have the potential to make money.



PAST PERFORMANCE


The bar chart and table below show some of the risks of investing in the fund. The bar chart shows the changes in the fund's performance from year to year. The table compares the fund's average annual total returns to those of the Standard & Poor's 500 Composite Stock Price Index (S&P 500((reg.tm))), a broad measure of stock performance. All performance figures reflect the reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.
--------------------------------------------------------------------------------

Year-by-year total return AS OF 12/31 EACH YEAR (%)



                               1.49    34.56   21.23  28.44   29.38   30.08
90      91      92      93     94      95      96     97      98      99


BEST QUARTER:                    Q4 '98                           +23.87%

WORST QUARTER:                   Q3 '98                           -11.77%
--------------------------------------------------------------------------------

Average annual total return AS OF 12/31/99

                                                                                                                     Since
                                                                                                                   inception

                                                     1 Year                         5 Years                        (10/7/93)
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                 30.08%                          28.66%                        24.11%

S&P 500                                              21.03%                          28.54%                        22.95%*



*    FOR COMPARATIVE PURPOSES,  THE VALUE OF THE INDEX ON 9/30/93 IS USED AS THE
     BEGINNING VALUE ON 10/7/93.



Additional costs

Performance information reflects the fund's expenses only and does not reflect the fees and charges imposed by participating insurance companies under their VA contracts or VLI policies. Because these fees and charges will reduce total return, VA contract holders and VLI policyholders should consider them when evaluating and comparing the fund's performance. VA contract holders and VLI policyholders should consult the prospectus for their contract or policy for more information.

The Fund






<PAGE 1>

EXPENSES


Investors using this fund to fund a VA contract or a VLI policy will pay certain fees and expenses in connection with the fund, which are described in the table below. Annual fund operating expenses are paid out of fund assets, so their effect is included in the fund's share price. As with the performance information given previously, these figures do not reflect any fees or charges imposed by participating insurance companies under their VA contracts or VLI policies.
--------------------------------------------------------------------------------

Fee table

ANNUAL FUND OPERATING EXPENSES

% OF AVERAGE DAILY NET ASSETS

Management fees                                                         0.75%

Shareholder services fee                                                0.00%

Other expenses                                                          0.04%
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TOTAL                                                                   0.79%
--------------------------------------------------------------------------------


Expense example

1 Year                               3 Years                              5 Years                              10 Years
------------------------------------------------------------------------------------------------------------------------------------

$81                                  $252                                 $439                                 $978


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual return and expenses will be different, the example is for comparison only.



Concepts to understand

MANAGEMENT FEE: the fee paid to the investment adviser for managing the fund and assisting in all aspects of the fund's operations.


SHAREHOLDER SERVICES FEE: a fee of up to 0.25% may be used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.


OTHER EXPENSES: fees paid by the fund for miscellaneous items such as transfer agency, custody, professional and registration fees.






<PAGE 2>

MANAGEMENT


The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages more than $127 billion in over 160 mutual fund portfolios. For the past fiscal year, the fund paid Dreyfus an investment advisory fee at the annual rate of 0.75% of the fund's average daily net assets. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company with approximately $2.5 trillion of assets under management, administration or custody, including approximately $485 billion under management. Mellon provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions. Mellon is headquartered in Pittsburgh, Pennsylvania.





The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.


NCM, located at 103 West Main Street, Durham, North Carolina 27705-3638, serves as the fund's sub-investment adviser. NCM was incorporated in 1986 and is one of the nation's largest minority owned investment management firms. As of February 28, 2000, NCM managed or administered approximately $5.8 billion in assets.



Maceo K. Sloan serves as the fund's primary portfolio manager with respect to selection of portfolio securities. Mr. Sloan has held his position with the fund since August 1994 and has been employed by NCM since 1986.

Paul Hilton serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Hilton has been employed by Dreyfus since August 1998. From April 1997 through August 1998, he was a research analyst in the social awareness investment program at Smith Barney Asset Management, a division of Travelers Group. From May 1995 through April 1997, he served as a project director for corporate social responsibility research at the Council on Economic Priorities.


The fund, Dreyfus, NCM and Dreyfus Service Corporation (the fund's distributor) each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund. The Dreyfus code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by Dreyfus employees does not disadvantage any Dreyfus-managed fund.





The Fund



<PAGE 3>

FINANCIAL HIGHLIGHTS


The following table describes the fund's performance for the fiscal periods indicated. Certain information reflects financial results for a single fund share. "Total return" shows how much an investment in the fund would have increased (or decreased) during each period, assuming the investor had reinvested all dividends and distributions. These figures have been independently audited by Ernst & Young LLP, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request. Keep in mind that fees and charges imposed by participating insurance companies, which are not reflected in the table, would reduce the investment returns that are shown.





                                                                                               YEAR ENDED DECEMBER 31,

                                                                                   1999       1998      1997       1996       1995
------------------------------------------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)

 Net asset value, beginning of period                                              31.08     24.97      20.09      17.31     13.23

 Investment operations:   Investment income -- net                                .01(1)       .05        .09        .05       .08

                          Net realized and unrealized gain (loss)
                          on investments                                            9.34      7.28       5.63       3.63      4.49

 Total from investment operations                                                   9.35      7.33       5.72       3.68      4.57

 Distributions:           Dividends from investment income -- net                  (.01)     (.05)      (.10)      (.05)     (.08)

                          Dividends from net realized gain
                          on investments                                          (1.35)    (1.17)      (.74)      (.85)     (.41)

 Total distributions                                                              (1.36)    (1.22)      (.84)      (.90)     (.49)

 Net asset value, end of period                                                    39.07     31.08      24.97      20.09     17.31

 Total return (%)                                                                  30.08     29.38      28.44      21.23     34.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA

 Ratio of expenses to average net assets (%)                                         .79       .80        .82        .95      1.27

 Ratio of interest expense and loan commitment fees to average net assets (%)     .00(2)    .00(2)     .00(2)        .01        --

 Ratio of net investment income to average net assets (%)                            .04       .20        .46        .42       .70

 Decrease reflected in above expense ratios due to actions by Dreyfus
 and the sub-investment adviser (%)                                                   --        --         --        .03       .06

 Portfolio turnover rate (%)                                                       70.84     67.60      58.50     126.41     88.52
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 Net assets, end of period ($ x 1,000)                                           897,539   477,797    275,887    114,570    31,657

(1)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(2)  AMOUNT REPRESENTS LESS THAN .01%.





<PAGE 4>

Account Information

ACCOUNT POLICIES

Buying/Selling shares

Fund shares may be purchased or sold (redeemed) by separate accounts of participating insurance companies. VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company for more information about buying or selling fund shares.

The price for fund shares is the fund's NAV, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase and sale orders from separate accounts received in proper form by the participating insurance company on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the fund in proper form on the next business day. The participating insurance company is responsible for properly transmitting purchase and sale orders.

Wire purchase payments may be made if the bank account of the participating insurance company is in a commercial bank that is a member of the Federal Reserve System or any other bank having a correspondent bank in New York City. Immediately available funds may be transmitted by wire to The Bank of New York (DDA#8900118474/The Dreyfus Socially Responsible Growth Fund, Inc.), for purchase of fund shares. The wire must include the fund account number (for new accounts, a taxpayer identification number should be included instead), account registration and dealer number, if applicable, of the participating insurance company.

The fund's investments are generally valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.



DISTRIBUTIONS AND TAXES

The fund usually pays dividends from its net investment income and distributes any net capital gains that it has realized once a year.


Distributions will be reinvested in the fund unless it is instructed otherwise by a participating insurance company.


Since the fund's shareholders are the participating insurance companies and their separate accounts, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders and VLI policyholders. For this information, VA contract holders and VLI policyholders should consult the prospectus of the separate account of the participating insurance company or their tax advisers.

Participating insurance companies should consult their tax advisers about federal, state and local tax consequences.



Who the shareholders are

The participating insurance companies and their separate accounts are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares. The sale of a large number of shares could hurt the fund's net asset value per share (NAV).

Account Information



<PAGE 5>

For More Information

The Dreyfus Socially Responsible
Growth Fund, Inc.
--------------------------------------
SEC file number:  811-7044

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report


Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's portfolio managers discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.


Statement of Additional Information (SAI)

Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

To obtain information:

BY TELEPHONE
Call 1-800-554-4611 or 516-338-3300

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144


ON THE INTERNET Text-only versions of certain fund documents can be viewed online or downloaded from:
http://www.sec.gov

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-942-8090) or, after paying a duplicating fee, by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.


(c) 2000 Dreyfus Service Corporation
111P0500
[Recycled logo]
      This prospectus is printed on recycled paper.